UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2023
RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 E. Geddes Avenue, Suite 500
Englewood, Colorado            80112
(Address of principal executive offices)                 (Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	Nasdaq	(Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01     Entry into a Material Definitive Agreement
On July 17, 2023, Red Robin Gourmet Burgers, Inc. (“Holdings”) and its wholly-owned subsidiary, Red Robin International, Inc. (together with Holdings and its subsidiaries, the “Company”), entered into Amendment No. 1 (the “Amendment”) to its Credit Agreement, dated as of March 4, 2022 (the “Existing Credit Agreement”), with the lenders party thereto and Fortress Credit Corp., as administrative agent and collateral agent. The Amendment amended the Existing Credit Agreement to remove the previously included $50.0 million aggregate cap (the “Prior Cap”) on sale-leasebacks of Company-owned real property. Pursuant to the Amendment, it also was agreed that (i) the Company may reinvest in the business within 360 days of receipt the net proceeds of sale-leasebacks to the extent that such proceeds are equal to or less than the amount of the Prior Cap and (ii) the Company shall make a mandatory prepayment with the net proceeds of sale-leasebacks to the extent that such proceeds exceed the amount of the Prior Cap. Additionally, the prepayment premium associated with any mandatory prepayments derived from the net proceeds of sale-leasebacks that exceed the Prior Cap is reduced by the Amendment to a premium equal to 50% of the prepayment premium otherwise applicable. The Amendment also made certain other conforming changes to the Existing Credit Agreement to effect the foregoing.
The foregoing summary of the Amendment is qualified in its entirety by reference to the text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
10.1
Amendment No. 1 dated July 17, 2023 by and among Red Robin Gourmet Burgers, Inc., Red Robin International, Inc., Fortress Credit Corp. and the lenders party thereto, to Credit Agreement, dated March 4, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROBIN GOURMET BURGERS, INC.

Date: July 19, 2023

By:	/s/ Todd Wilson
Name:	Todd Wilson
Title:	Chief Financial Officer

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